As filed with the U.S. Securities and Exchange Commission on June 30, 2008

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 109

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 110

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 60th day following the date of this filing pursuant to Rule 485(a) under the Securities Act of 1933, as amended.

* This filing relates solely to:	Legg Mason Partners Adjustable Rate Income Fund

PROSPECTUS / AUGUST         , 2008

Legg Mason Partners Adjustable Rate Income Fund

Class A, B, C, FI, R and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Adjustable Rate Income Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 refers to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal investment strategies

Key investments

The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The securities in which the fund may invest include mortgage-backed securities (including U.S. government and privately issued mortgage-backed securities), asset-backed securities, collateralized mortgage obligations (“CMOs”), mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”), U.S. government securities, bank loan securities and corporate debt securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset-backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

The fund may also invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Unlike fixed rate securities, the interest rates of adjustable rate mortgage- and asset-backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Investments in U.S. government securities, such as those issued by

2	Legg Mason Partners Funds

the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), are not necessarily backed by the full faith and credit of the United States.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps, including credit default swaps and interest rate swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in

Legg Mason Partners Adjustable Rate Income Fund	3

securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if there is a default or specified credit event with respect to the bond (or the bonds within the index or basket of securities) which is the subject of the credit default swap. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Credit quality

The fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a

4	Legg Mason Partners Funds

nationally recognized statistical rating organization. The fund may invest up to 20% of its net assets, including borrowings, in securities that are rated below investment grade at the time of purchase, or, if unrated, deemed to be of a comparable credit quality by the subadviser.

Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

[In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category as received from an agency. Credit rating criteria are applied at the time the fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase, even if they no longer meet the fund’s investment guidelines.]

Maturity and duration

The fund may invest in securities of any maturity, but will normally maintain an average effective duration of less than or equal to one year. Generally, “duration” is a measure of the expected life of a fixed income security. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

Legg Mason Partners Adjustable Rate Income Fund	5

Selection process

The fund’s portfolio managers seek to achieve low volatility of net asset value by diversifying the fund’s assets among investments the portfolio managers believe will, in the aggregate, be resistant to significant fluctuations in market value. The portfolio managers evaluate the attractiveness of different sectors of the bond market and value individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund’s portfolio, the portfolio managers take into account various factors that may affect the fund’s volatility, including:

•	Remaining time to the security’s next interest rate reset date

•	The security’s payment characteristics

•	The security’s impact on the dollar weighted average life of the fund’s portfolio

Principal risks of investing in the fund

Investing in adjustable rate securities can bring benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of risks, such as:

•

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for lower rated (or junk) bonds than for bonds of higher credit quality. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality

•	Interest rates decline. Due to the adjustable nature of the fund’s investments, it is difficult to “lock in” a favorable rate of return in a declining interest rate environment

•

During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer a loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates

6	Legg Mason Partners Funds

•	Interest rates rise, causing the value of fixed income securities to decline and reducing the value of the fund’s portfolio

•	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

•

Interest rates decline, causing the rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio to increase. Borrowers may elect to prepay as they refinance their mortgages or other obligations at lower rates. The portfolio managers will generally be unable to reinvest the prepayment proceeds at rates of return similar to those anticipated for the securities whose obligations have been prepaid. This is known as prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise

•

Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund’s share price more volatile. This is known as extension risk

•

The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This sometimes known as market risk

Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in changing markets.

Legg Mason Partners Adjustable Rate Income Fund	7

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation (or issuers of securities within the index or basket of securities), and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

When the fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. The use of leverage may also cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. The fund will also have to pay interest on its borrowings, reducing the fund’s return.

The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, the fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The yield to maturity of an interest only (“IO”) class SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on the IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of

8	Legg Mason Partners Funds

receivables. Asset-backed securities are newer instruments than mortgage-backed securities and may be subject to a greater risk of default during periods of economic downturn. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. Asset-backed securities may be less liquid than mortgage backed securities.

U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agents or instrumentalities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-related securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. These securities are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Debt securities rated below investment grade, or “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. Below investment grade loans have a higher risk of default. Loan participations or assignments may be difficult to value and dispose of, particularly if the fund invests in below investment grade loans.

Legg Mason Partners Adjustable Rate Income Fund	9

Who may want to invest

The fund may be an appropriate investment if you:

•	Are a conservative investor seeking income rather than capital appreciation

•	Are willing to sacrifice potential capital appreciation for less (but not zero) net asset value volatility

•	Are seeking a higher level of current income than typically offered by money market funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class C shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class C shares, where indicated, reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. No performance information is presented for Class FI or Class R shares because no Class FI or Class R shares were outstanding prior to the date of this Prospectus. The returns of Class FI shares and Class R shares would differ from each other and those of other classes to the extent that those classes bear different expenses. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

10	Legg Mason Partners Funds

[1]	As of November 20, 2006, Class Y shares were renamed Class I shares.

TOTAL RETURNS FOR CLASS C SHARES

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest:         % in          quarter         ; Lowest:         % in          quarter         . Year to date:         % through 6/30/08.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2007)
	1 YEAR		5 YEARS		10 YEARS		SINCE INCEPTION		INCEPTION DATE
Class C1
Return before taxes		%		%		%	n/a		06/22/92
Return after taxes on distributions[2]		%		%		%	n/a
Return after taxes on distributions and sale of fund shares[2]		%		%		%	n/a
Class A3,4
Return before taxes		%		%		%	n/a		04/18/97
Class B
Return before taxes		%		%		%	n/a		11/06/92
Class I5
Return before taxes		%		%	n/a			%	10/17/02
Citigroup Index[6]		%		%		%	n/a		n/a

[1]

Prior to April 21, 2006, Class C shares were designated Smith Barney Class C shares; prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares; and prior to August 5, 2002, such shares were designated Class A shares.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the

Legg Mason Partners Adjustable Rate Income Fund	11

return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class C shares only. After-tax returns for other share classes will vary.

[3]

Prior to April 21, 2006, Class A shares were designated Smith Barney Class A shares; and prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares. The average annual total returns for Smith Barney Class A shares have been restated to include the 2% sales charge implemented on August 5, 2002. Effective as of the close of business on April 21, 2006, Salomon Brothers Class A, Salomon Brothers B or Salomon Brothers C shares automatically converted to Class A shares (previously designated Smith Barney Class A shares) at net asset value (i.e., without the imposition of a front-end sales charge or a contingent deferred sales charge on the conversion).

[4]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[5]	As of November 20, 2006, Class Y shares were renamed Class I shares.

[6]

The Citigroup 6-Month U.S. Treasury Bill Index (Citigroup Index) is an unmanaged index which is an average of the last six-month United States Treasury Bills. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A1	CLASS B	CLASS C4	CLASS FI	CLASS R	CLASS I5
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%[2]	None	None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	5.00%[3]	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I4
Management fees[6]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%	0.25%	0.50%	None
Other expenses[7]	%	%	%	%	%		%
Total annual fund operating expenses	%	%	%	%	%		%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

12	Legg Mason Partners Funds

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$	$	$	$
Class B (redemption at end of period)	$	$	$	$
Class B (no redemption)	$	$	$	$
Class C (with or without redemption)	$	$	$	$
Class FI (with or without redemption)	$	$	$	$
Class R (with or without redemption)	$	$	$	$
Class I5 (with or without redemption)	$	$	$	$

[1]

Prior to April 21, 2006, Class A shares were designated Smith Barney Class A shares. Shares of Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were all converted to Class A shares on April 21, 2006. Prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares.

[2]

You may buy Class A shares in amounts of $500,000 or more at net asset value without an initial sales charge. In addition, the initial sales charge is waived for purchases by certain investors including shareholders who held Class I shares as of August 5, 2002.

[3]	Class B shares of the fund may only be acquired through exchange and may be subject to the contingent deferred sales charge of the fund you originally purchased, up to a maximum of 5.00%.

[4]

Prior to April 21, 2006, Class C shares were designated Smith Barney Class C shares; prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares, and prior to August 5, 2002, such shares were designated Class A shares.

[5]	As of November 20, 2006, Class Y shares were renamed Class I shares.

[6]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.550% up to and including $1 billion; 0.525% on the next $1 billion of assets; 0.500% on the next $3 billion of assets; 0.475% on the next $5 billion of assets; and 0.450% on assets over $10 billion.

[7]

With respect to Class A, Class B, Class C, Class FI, Class R and Class I (as applicable), the fund may pay a fee for recordkeeping services performed for the share class. For Class FI and Class R, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class FI or Class R shares were outstanding during the fiscal year ended May 31, 2008. With respect to each class of shares, the fund may pay a fee for recordkeeping services. As a result, “Other expenses” of each share class may increase over time.

[8]	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Adjustable Rate Income Fund	13

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about investment strategies that may be used by the fund.

The fund’s objective may be changed without shareholder approval.

Foreign investments

The fund may invest up to 10% of its assets in U.S. dollar denominated securities of foreign issuers including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

To the extent the fund invests in U.S. dollar denominated securities of foreign issuers located in emerging market countries, the risks associated with investments in foreign issuers will generally be more pronounced. This is because political or economic instability, lack of market liquidity, and negative government actions, such as currency controls or seizure of private businesses or property, is more likely to occur in emerging market countries. An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies, including government related entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have

14	Legg Mason Partners Funds

less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Structured instruments

The fund may invest in various types of structured instruments, including asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or

Legg Mason Partners Adjustable Rate Income Fund	15

receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Repurchase agreements

The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

When-issued securities

The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.

Certificates of deposit and other short-term investments

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or the fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an issuer of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case the fund may become the holder

16	Legg Mason Partners Funds

of securities or assets that it could not otherwise purchase (for example, because they are of lower quality) at a time when they may be difficult to sell or can be sold only at a loss.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Adjustable Rate Income Fund	17

Management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of             , 2008, LMPFA’s total assets under management were approximately $        .

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of             , 2008, Western Asset’s total assets under management were approximately $        .

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of             , 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $        .

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM also is a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The team is led by S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack, James J. Flick and Michael C. Buchanan. Messrs. Leech and Walsh have been responsible for the day-to-day management of the fund since March 2006, and Ms. Mack and Messrs. Flick and Buchanan have been a part of the fund’s management team since May 2007. Messrs. Leech, Walsh, Flick and Ms. Mack have been employed as portfolio managers for Western Asset for more than five years.

18	Legg Mason Partners Funds

Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio manager and any fund shares held by the portfolio managers.

A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s semi-annual report for the period ended November 30, 2007.

Management fee

For the fiscal year ended May 31, 2008, the fund paid a fee, [after waivers and reimbursements], of         % of the fund’s average daily net assets for management services.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s distributor.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A, up to 0.75% for Class B and Class C up to 0.25% for Class FI, and up to 0.50% for Class R shares. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing

Legg Mason Partners Adjustable Rate Income Fund	19

and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

20	Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose between two classes of shares: Classes A and C shares. As of November 20, 2006, Class B shares may only be obtained through exchange and may be subject to the contingent deferred sales charge of the fund that you originally purchased, up to a maximum of 5.00%. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of eligible financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in

Legg Mason Partners Adjustable Rate Income Fund	21

which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I2 (FORMERLY Y)
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None[2]	n/a3	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	$1million/None

[1]

Different minimums may apply to clients of certain service agents. Contact your service agent for more information. Refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

22	Legg Mason Partners Funds

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Legg Mason Partners Adjustable Rate Income Fund	23

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose. Please contact your Service Agent regarding the availability of Class FI or Class R shares.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	None	0.25% of average daily net assets	Class A shares of most Legg Mason Partners funds
Class B

• Available only in exchange from another fund

• No initial sales charge

• Contingent deferred sales charge declines over time

• Converts to Class A after approximately 8 years

• Generally higher annual expenses than Class A

		None	Up to 5.00% charged when you redeem shares based on the schedule of the fund that you originally purchased. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of most Legg Mason Partners funds
Class C	• No initial or contingent deferred sales charge • Does not convert to Class A • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of most Legg Mason Partners funds

24	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of applicable Legg Mason Partners funds
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of applicable Legg Mason Partners funds
Class I (formerly Y)	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower expenses than the other classes	None	None	None	Class I shares of most Legg Mason Partners funds

[1]	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

Legg Mason Partners Adjustable Rate Income Fund	25

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS % OF OFFERING PRICE
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more	-0-	-0-	None	[1]

[1]

The distributor will not pay Service Agents any commissions for purchase amounts of $500,000 or more. However, the distributor may pay Service Agents a commission of up to 1.00% upon any exchanges from the fund into another Legg Mason Partners Fund. Such exchanges will be subject to a contingent deferred sales charge of up to 1.00% if redeemed within twelve months. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you exchange Class A shares of the fund for shares of another Legg Mason Partners fund that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge (up to 1.00%) if the shares acquired by exchange are redeemed within twelve months.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of

26	Legg Mason Partners Funds

the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by

•	you, or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

•	you, or

•	your spouse and children under the age of 21

Legg Mason Partners Adjustable Rate Income Fund	27

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period also are eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited to your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Investors investing through certain retirement plans

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of

28	Legg Mason Partners Funds

purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access at the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

Class B shares, which are available only through exchanges of Class B shares of other Legg Mason Partners Funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	Up to 5.00%	4%	3%	2%	1%	0%

Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER LEGG MASON PARTNERS FUND
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Legg Mason Partners Adjustable Rate Income Fund	29

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge and with no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class FI and Class R shares

Class FI and R shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them, and up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

30	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

Legg Mason Partners Adjustable Rate Income Fund	31

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

32	Legg Mason Partners Funds

Retirement and institutional investors — Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among [four] classes of shares: Class C, Class FI, Class R and Class I (formerly Class Y) shares. [Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.] “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose to invest in Class A, Class FI and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through

Legg Mason Partners Adjustable Rate Income Fund	33

investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

For purchases made on or after November 20, 2006, Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay such Service Agents an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling

34	Legg Mason Partners Funds

Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A — Retirement Plans

Class A shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain

Legg Mason Partners Adjustable Rate Income Fund	35

cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A, C, FI, R and I shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

36	Legg Mason Partners Funds

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the funds.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

• Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Legg Mason Partners Adjustable Rate Income Fund	37

• Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

• Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

• For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimum (see “Choosing a class of shares to buy: Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

38	Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order, plus any applicable sales charge.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account.

• If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

• If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

• Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

• Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

Legg Mason Partners Adjustable Rate Income Fund	39

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

If you exchange Class C shares of the fund for Class C shares of a Legg Mason Partners equity or long-term fixed income fund, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (the “NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

40	Legg Mason Partners Funds

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.
Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• A predetermined dollar amount that meets at least the applicable investment minimum for Systematic Investment Plans per exchange is required (see “Choosing a class of shares to buy: Investment minimums”)

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Legg Mason Partners Adjustable Rate Income Fund	41

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within 3 business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

• The fund name, the class of shares to be redeemed and your account number

42	Legg Mason Partners Funds

• The dollar amount or number of shares to be redeemed • Signatures of each owner exactly as the account is registered • Signature guarantees, as applicable
By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per

Legg Mason Partners Adjustable Rate Income Fund	43

month of your account balance on the date the withdrawals commence, up to a maximum of 12% in one year.

The following conditions apply:

• Your shares must not be represented by certificates

• All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

44	Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Partners Adjustable Rate Income Fund	45

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

46	Legg Mason Partners Funds

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds in the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including

Legg Mason Partners Adjustable Rate Income Fund	47

exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds

48	Legg Mason Partners Funds

fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund also has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will

Legg Mason Partners Adjustable Rate Income Fund	49

provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

50	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as

Legg Mason Partners Adjustable Rate Income Fund	51

qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008 to the extent such amounts are derived from “qualified net interest income” and “qualified short term gain,” respectively. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

52	Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of foreign issuers and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has

Legg Mason Partners Adjustable Rate Income Fund	53

occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

54	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than five years). No information is shown for Class FI or Class R because no Class FI or Class R shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by                     , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. As of November 20, 2006, Class Y shares were renamed Class I shares.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR		$9.52	$9.62	$9.64	$9.78
Income (loss) from operations:
Net investment income		0.38	0.30	0.19	0.14
Net realized and unrealized gain (loss)		0.04	(0.03)	0.01	(0.08)
Total income from operations		0.42	0.27	0.20	0.06
Less distributions from:
Net investment income		(0.44)	(0.37)	(0.22)	(0.20)
Return of capital		—	—	—	—
Total distributions		(0.44)	(0.37)	(0.22)	(0.20)
NET ASSET VALUE, END OF YEAR		$9.50	$9.52	$9.62	$9.64
Total return[2]		4.53%[3]	2.88%	2.13%	0.64%
NET ASSETS, END OF YEAR (millions)		$194	$210	$311	$536
Ratios to average net assets:
Gross expenses		0.92%[4]	0.90%	0.96%	0.94%
Net expenses		0.90 [4,5]	0.87 [5]	0.94 [5]	0.94
Net investment income		4.03	3.18	1.92	1.49
Portfolio turnover rate		49%[6]	25%[6]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

Legg Mason Partners Adjustable Rate Income Fund	55

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR		$9.43	$9.53	$9.55	$9.69
Income (loss) from operations:
Net investment income		0.32	0.25	0.14	0.10
Net realized and unrealized gain (loss)		0.04	(0.03)	0.02	(0.09)
Total income from operations		0.36	0.22	0.16	0.01
Less distributions from:
Net investment income		(0.38)	(0.32)	(0.18)	(0.15)
Return of capital		—	—	—	—
Total distributions		(0.38)	(0.32)	(0.18)	(0.15)
NET ASSET VALUE, END OF YEAR		$9.41	$9.43	$9.53	$9.55
Total return[2]		3.88%[3]	2.32%	1.64%	0.15%
NET ASSETS, END OF YEAR (000S)		$5,397	$10,510	$18,045	$23,941
Ratios to average net assets:
Gross expenses		1.54%[4]	1.47%	1.46%	1.45%
Net expenses		1.52 [4,5]	1.46 [5]	1.45 [5]	1.45
Net investment income		3.41	2.62	1.46	1.01
Portfolio turnover rate		49%[6]	25%[6]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

56	Legg Mason Partners Funds

FOR A CLASS C SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR		$9.47	$9.58	$9.60	$9.74
Income (loss) from operations:
Net investment income		0.33	0.25	0.14	0.10
Net realized and unrealized gain (loss)		0.04	(0.04)	0.02	(0.08)
Total income from operations		0.37	0.21	0.16	0.02
Less distributions from:
Net investment income		(0.39)	(0.32)	(0.18)	(0.16)
Return of capital		—	—	—	—
Total distributions		(0.39)	(0.32)	(0.18)	(0.16)
NET ASSET VALUE, END OF YEAR		$9.45	$9.47	$9.58	$9.60
Total return[2]		3.97%[3]	2.23%	1.66%	0.17%
NET ASSETS, END OF YEAR (MILLIONS)		$169	$248	$432	$720
Ratios to average net assets:
Gross expenses		1.46%[4]	1.45%	1.43%	1.42%
Net expenses		1.44 [4,5]	1.43 [5]	1.42 [5]	1.42
Net investment income		3.49	2.63	1.46	1.02
Portfolio turnover rate		49%[6]	25%[6]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

Legg Mason Partners Adjustable Rate Income Fund	57

FOR A CLASS I SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1,2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR		$9.51	$9.61	$9.64	$9.78
Income (loss) from operations:
Net investment income		0.40	0.33	0.23	0.17
Net realized and unrealized gain (loss)		0.05	(0.03)	(0.01)	(0.07)
Total income from operations		0.45	0.30	0.22	0.10
Less distributions from:
Net investment income		(0.47)	(0.40)	(0.25)	(0.24)
Return of capital		—	—	—	—
Total distributions		(0.47)	(0.40)	(0.25)	(0.24)
NET ASSET VALUE, END OF YEAR		$9.49	$9.51	$9.61	$9.64
Total return[3]		4.80%[4]	3.15%	2.36%	0.99%
NET ASSETS, END OF YEAR (000s)		$17,253	$118,170	$169,522	$81,230
Ratios to average net assets:
Gross expenses		0.65%[5]	0.63%	0.63%	0.62%
Net expenses		0.63 [5,6]	0.63 [6]	0.62 [6]	0.62
Net investment income		4.18	3.41	2.39	1.76
Portfolio turnover rate		49%[7]	25%[7]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	As of November 20, 2006, Class Y shares were renamed Class I shares.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the period ended May 31, 2007 and May 31, 2006, respectively.

58	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the prospectus.]

Legg Mason Partners Adjustable Rate Income Fund

You may visit the fund’s website at http://www.leggmason.com/individual investors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0249 08/08

August     , 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

55 Water Street

New York, New York 10041

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Legg Mason Partners Adjustable Rate Income Fund (the “fund”), dated August     , 2008, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the fund’s prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The fund’s prospectus and copies of the reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT

The business and affairs of the fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	68	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	138	Former Trustee, Consulting Group Capital Markets Fund (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Address and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
OFFICERS:

R. Jay Gerken, CFA 620 Eighth Avenue New York, NY 10018 Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (2002 to 2005)

Ted P. Becker 620 Eighth Avenue New York, NY 10018 Born 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers which included Smith Barney Fund Management LLC, Smith Barney Asset Management, Citi Fund Management, Inc. and other affiliated investment advisory entities) (2002 to 2005)

David Castano 55 Water Street New York, NY 10041 Born 1971	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Name, Address and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

John Chiota 300 First Stamford Place Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds at CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino 55 Water Street New York, NY 10041 Born 1957	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly 620 Eighth Avenue New York, NY 10018 Born 1951	Senior Vice President	Since 2007	Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Formerly, Director—Global Fund Administration, CAM (from 1996-2005)

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Name, Address and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Matthew Plastina 55 Water Street New York, NY 10041 Born 1970	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee), and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met      times during the fund’s last fiscal year. The Audit, Nominating, Performance and Pricing Committees met     ,     ,      and      times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv		None
A. Benton Cocanougher		Over $100,000
Jane F. Dasher		Over $100,000
Mark T. Finn		Over $100,000
Rainer Greeven		$10,001–$50,000
Stephen Randolph Gross		None
Richard E. Hanson, Jr.		Over $100,000
Diana R. Harrington		$10,001–$50,000
Susan M. Heilbron		$10,001–$50,000
Susan B. Kerley		Over $100,000
Alan G. Merten		Over $100,000
R. Richardson Pettit		Over $100,000
Interested Trustee
R. Jay Gerken		Over $100,000

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

The current Trustees took office in April 2007. Information as to the compensation paid to the current Trustees is shown in the following table.

Name of Trustee	Aggregate Compensation from the Fund for Fiscal Year Ended 5/31/08(1)		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 5/31/08(1)(2)		Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07(1)	Number of Funds in Fund Complex Overseen by Trustee
Independent Trustees
Elliott J. Berv	$			(1)		$68
A. Benton Cocanougher	$			(1)		$68
Jane F. Dasher	$		$0			$68
Mark T. Finn	$			(1)		$68
Rainer Greeven	$		$0			$68
Stephen Randolph Gross	$			(1)		$68
Richard E. Hanson, Jr.	$		$0			$68
Diana R. Harrington	$			(1)		$68
Susan M. Heilbron	$		$0			$68
Susan B. Kerley	$			(1)		$68
Alan G. Merten	$			(1)		$68
R. Richardson Pettit	$			(1)		$68
Name of Interested Trustee
R. Jay Gerken(3)		$0	$0		$0	138

(1)

Pursuant to prior retirement plans, certain Trustees received aggregate retirement benefits from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Under the retirement plans, these benefits were paid in 2007 in a lump sum (calculated on a net present value basis). Certain funds previously overseen by these Trustees pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse the fund(s) an amount equal to 50% of these benefits. The portion of these benefits paid by the fund complex and, if applicable, the fund(s), for the periods shown above are included in the table.

(2)

Pursuant to prior retirement plans, the following former Trustees are entitled to receive aggregate retirement benefits from the fund complex as follows: Alan J. Bloostein, $439,878; Martin Brody, $288,359; Dwight B. Crane, $444,643; Robert A. Frankel, $489,636; Paul Hardin, $539,396; William R. Hutchinson, $151,889; and George M. Pavia, $250,789. Under the retirement plans, these benefits were payable in a lump sum (calculated on a net present value basis) or are payable in quarterly installments for a period provided under the applicable retirement plan. Certain funds previously overseen by these former Trustees pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse the fund(s) an amount equal to 50% of these benefits. During the fiscal year ended April 30, 2008, the fund(s) paid an aggregate of $         to these former Trustees.

(3)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

As of                 , 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

As of                 , 2008, the following persons owned of record the amounts indicated of the shares of the class of the fund:

Class	Name and Address	Percent (%)

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, serves as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of                 , 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives a fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets of the Fund	Investment Management Fee Rate
Up to $1 billion	0.550%
Next $1 billion	0.525%
Next $3 billion	0.500%
Next $5 billion	0.475%
In excess of $10 billion	0.450%

For the fiscal years ended May 31, 2006, 2007 and 2008, the fund paid to the manager management fees (after any applicable voluntary waivers and reimbursements) totaling $4,195,911, $2,445,123 and $                    , respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”), serves as the subadviser to the fund pursuant to a sub-advisory agreement between the manager and Western Asset (the “Sub-Advisory Agreement”). Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101, and is a wholly-owned subsidiary of Legg Mason. As of                 , 2008, Western Asset’s total assets under management were approximately $     billion.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the fiscal year ended May 31, 2008, the manager paid fees to Western Asset equal to $                     for its services related to the fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

In the event that the manager voluntarily waives and/or reimburses fund expenses, the manager will be permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses fall to a level below an agreed-upon voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap. The Board has been apprised of the expense cap and recapture arrangement.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

Independent Registered Public Accounting Firm

[                    ], independent registered public accounting firm, [                    ], has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending May 31, 2009.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s distributor pursuant to a separate written agreement dated December 1, 2005 (the “Distribution Agreements”). LMIS receives no remuneration for its services as distributor.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved by (a) the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) the affirmative vote of a majority of Independent Trustees who are not parties to such agreement by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party or 60 days’ written notice.

Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), served as a distributor for the fund.

LMIS may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

Initial Sales Charges

The approximate aggregate dollar amount of commission on Class A shares received by LMIS and CGMI during the fiscal years ended May 31, 2008, 2007 and 2006 were as follows:

	CGMI			LMIS
2008	$		*	$
2007		$0			$200
2006		$7,205			$0	**

*	For the fiscal period from June 1, 2007 through November 30, 2007.
**	For the fiscal period, December 1, 2005 through May 31, 2006.

Contingent Deferred Sales Charges

Class A shares

The approximate aggregate dollar amount of contingent deferred sales charges on Class A shares received by LMIS and CGMI during the fiscal years ended May 31, 2007, 2006 and 2005 were approximately as follows:

	CGMI			LMIS
2008	$		*	$
2007		$0			$0	**
2006		$11,000			$0	***

*	For the fiscal period from June 1, 2007 through November 30, 2007.
**	Amount represents less than $1,000.
***	For the fiscal period, December 1, 2005 through May 31, 2006.

Class B shares

The approximate aggregate dollar amount of contingent deferred sales charges on Class B shares received by LMIS and CGMI during the fiscal years ended May 31, 2007, 2006 and 2005 were approximately as follows:

	CGMI			LMIS
2008	$		*	$
2007		$0			$16,000
2006		$18,000			$0	**

*	For the fiscal period from June 1, 2007 through November 30, 2007.
**	For the fiscal period, December 1, 2005 through May 31, 2006.

Class C shares

The approximate aggregate dollar amount of contingent deferred sales charges on Class C shares received by LMIS and CGMI during the fiscal years ended May 31, 2007, 2006 and 2005 were approximately as follows:

	CGMI			LMIS
2008	$		*	$
2007		$0			$0	**
2006		$0	**		N/A

*	For the fiscal period from June 1, 2007 through November 30, 2007.
**	Amount represents less than $1,000.

This deferred sales charge only applied to those purchases of Class C shares of the fund held prior to August 5, 2002 which, when combined with holdings of Class C shares, equaled or exceeded $500,000 in the aggregate. These purchases did not incur an initial sales charge.

Services and Distribution Plan Arrangements

The Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI and Class R shares. Under the Distribution Plan, the fund pays service and/or distribution fees to LMIS for services LMIS provides and expenses LMIS bears with respect to the distribution of Class A, Class B, Class C, Class FI and Class R shares and providing services to shareholders. The distributor will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. Under the Distribution Plan, the fund pays a service and distribution fee not to exceed: 0.25% for Class A shares; 0.75% for Class B shares; 0.75% for Class C shares; 0.25% for Class FI shares; and ; 0.50% for Class R shares.

Fees under the Distribution Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class A, Class B, Class C, Class FI and Class R shares of the fund, and to make payments for distribution services, advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan permits the fund to pay fees to the distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the Distribution Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each class within the fund separately.

The Distribution Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor may from time to time use its own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule Distribution, then the payments are deemed to be authorized by the Distribution Plan, if permitted by applicable law.

As contemplated by the Distribution Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Distribution Plan Fees

For the fiscal years ended May 31, 2008, 2007 and 2006 the fees which have been incurred by the fund to LMIS and CGMI, as applicable, pursuant to Rule 12b-1 for each class are set forth below. Prior to December 1, 2007, the fund paid service and distribution fees to CGMI under a separate distribution plan. Information as to Class FI and Class R shares is not set forth below since Class FI and Class R shares are newly offered as of the date of this SAI.

Class A shares

Class A shares paid the following fees under the Plan for the fiscal year ended May 31:

2008	$
2007		$501,198
2006		$606,101

Class B shares

Class B shares paid the following fees under the Plan for the fiscal year ended May 31:

2008	$
2007		$59,693
2006		$110,547

Class C shares

Class C shares paid the following fees under the Plan for the fiscal year ended May 31:

2008	$
2007		$1,533,299
2006		$2,502,891

For the fiscal period starting June 1, 2007 and ending November 30, 2007, CGMI incurred the following distribution expenses for the fund:

Class of Shares	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total
Class A
Class B
Class C

For the fiscal year ended May 31, 2007, LMIS incurred the following distribution expenses for the fund:

Class of Shares	Financial Consultant Compensation	Third Party Service Fees	Marketing & Advertising Expenses	Printing Expenses	Total
Class A
Class B
Class C

Dealer reallowances are described in the fund’s prospectus.

PORTFOLIO MANAGERS

Portfolio Managers

The following table set forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of May 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager(s)	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management

	[No other registered investment companies that charge a performance fee]	[No other pooled investment vehicles that charge a performance fee]	[ other accounts that charge a performance fee with approximately $ billion in total assets under management]

Andrea A. Mack	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management

	[No other registered investment companies that charge a performance fee]	[No other pooled investment vehicles that charge a performance fee]	[ other accounts that charge a performance fee with approximately $ billion in total assets under management]

James J. Flick	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management

	[No other registered investment companies that charge a performance fee]	[No other pooled investment vehicles that charge a performance fee]	[ other accounts that charge a performance fee with approximately $ billion in total assets under management]

Portfolio Manager(s)	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael C. Buchanan	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management

	[No other registered investment companies that charge a performance fee]	[No other pooled investment vehicles that charge a performance fee]	[ other accounts that charge a performance fee with approximately $ billion in total assets under management]

Stephen A. Walsh	registered investment companies with approximately $ billion in total assets under management	other pooled investment vehicles with approximately $ billion in total assets under management	other accounts with approximately $ billion in total assets under management

	[No other registered investment companies that charge a performance fee]	[No other pooled investment vehicles that charge a performance fee]	[ other accounts that charge a performance fee with approximately $ billion in total assets under management]

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example, the manager and the subadviser each seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser also have adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s advisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment manager, the subadviser or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the adviser and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of May 31, 2008 unless noted otherwise.

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech	$
Andrea A. Mack	$
James J. Flick	$
Michael C. Buchanan	$
Stephen A. Walsh

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund’s investment objective is to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. The information below supplements the description of the fund’s investment policies contained in the prospectus.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The securities in which the fund may invest include mortgage-backed securities (including U.S. government and privately issued mortgage-backed securities), asset-backed securities, collateralized mortgage obligations (“CMOs”), mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”), U.S. government securities, bank loan securities and corporate debt securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset-backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

The fund may also invest in securities which are subordinated to more senior securities of the issuer, or represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Unlike fixed rate securities, the interest rates of the fund’s adjustable rate mortgage-backed and asset-backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Investments in U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), are not necessarily backed by the full faith and credit of the United States.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps, including credit default swaps, and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund.

Certain risks associated with the use of derivatives are discussed below. Such risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction. In return for periodic payments, the fund is obligated to pay the counterparty if the bond which is the subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

The fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization. The fund may invest up to 20% of its net assets, including borrowings, in securities that are rated below investment grade at the time of purchase, or, if unrated, deemed to be of a comparable credit quality by the subadviser.

Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

[In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the higher rating category as received from an agency. Credit rating criteria are applied at the time the fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase, even if they no longer meet the fund’s investment guidelines.]

The fund may invest in securities of any maturity, but will normally maintain an average effective duration of less than or equal to one year. Generally, “duration” is a measure of the expected life of a fixed income security. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the fund.

In seeking to achieve its investment objective, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities which may include U.S. government securities. The fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities (“MBSs”), asset-backed securities (“ABSs”), money market instruments and corporate debt securities rated in any rating category of a nationally recognized statistical rating organization (an “NRSRO”), including those rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, deemed to be of comparable credit quality by the subadviser, and up to 10% of the fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. Debt securities rated below investment grade are commonly referred to as “junk bonds.” The fund may also invest in bank loans, including those that are below investment grade. The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities.

High Yield Securities

The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in “high yield” securities, commonly known as “junk bonds.” Up to 10% of its assets may be invested in U.S. dollar denominated high yield securities of non-U.S. issuers. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares.

Changes by NRSROs in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s and S&P and other NRSROs generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the fund may invest include bonds, debentures, notes and commercial paper and will generally be unsecured. The fund may invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose the fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

For purposes of this SAI, emerging markets include any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as middle- or low-income. The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Columbia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low- or middle-income includes a total of 152 counties in its index, including the 27 countries included in the JP Morgan EMBI Global Index.

Loan Participations and Assignments. Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If the fund purchases a loan participation, the fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the subadviser to be creditworthy. When the fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The fund may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and, therefore, the fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participations that the fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the fund’s assets invested in illiquid assets would increase.

Adjustable Rate Securities

Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in adjustable rate securities (“Adjustable Rate Securities”). Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund’s net asset value.

Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of

“locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the fund and its shareholders from an increase in the fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three-or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The fund will not seek to maintain an overall average cap or floor, although the subadviser will consider caps or floors in selecting Adjustable Rate Securities for the fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long- term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund’s MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs. Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers, and therefore may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike MBSs issued or guaranteed by the U.S. government or one of its sponsored entities, MBSs issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBSs that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBSs that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBSs may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBSs and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBSs pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBSs that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated MBSs, the subordinated MBSs may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBSs are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBSs held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. The subadviser will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Among the specific types of MBSs in which the fund may invest are adjustable rate mortgages (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Collateralized Mortgage Obligations. The fund may invest in MBSs taking the form of collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass- through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC (all three of which are defined below) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs. The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Certain Risks Associated with MBSs and ABSs. Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. The subadviser will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABSs may not be as liquid as that for MBSs.

U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by non-governmental entities.

Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the United States government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (the “FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured

(mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA to the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration. The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

U.S. Government Securities

Securities issued or guaranteed by the United States government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the fund may invest include debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the FHA, Farmers Home Administration, Export-Import Bank of the United States, SBA, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the United States Treasury include bills, certificates of indebtedness, notes and bonds which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the United States government and, as such, are backed by the full faith and credit of the United States. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will not invest in obligations issued by an instrumentality of the United States government unless the subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Zero Coupon Treasury Securities. The fund may purchase zero coupon securities when yields on those securities are attractive, to enhance portfolio liquidity or for a combination of both of these purposes. The fund may purchase “zero coupon” U.S. Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their interest coupons or that are certificates representing interests in the stripped debt obligations and coupons. A zero coupon security is purchased at a discount from its face amount, and pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). The discount approximates the total amount of interest the security might accrue and compound over the period until maturity or the particular interest payment date at a rate reflecting the market rate of the securities at the time of issuance or purchase. Zero coupon securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The interest rate on zero coupon securities is automatically compounded and paid out at maturity. Although compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security does not obtain the higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities that make current distributions of interest.

Current federal tax law requires that a holder (such as the fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even although the holder receives no interest payments in cash on the security during the year. The fund will accrue income on zero coupon securities it holds for tax and accounting purposes, which income is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of portfolio securities to satisfy the fund’s distribution obligations.

Currently, the only U.S. Treasury security issued without coupons is the U.S. Treasury bill. A number of banks and brokerage firms, however, have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and have sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

Other Transactions, Policies and Risks

Fixed Rate MBSs. Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs. The fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Corporate Debt Securities. The fund may purchase corporate debt securities rated in any rating category for long-term debt obligations by an NRSRO, or, if unrated, deemed to be of comparable credit quality by the subadviser, except that no more than 20% of the fund’s net assets may be invested in corporate debt obligation or money market instruments rated lower than investment grade. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate MBSs, but corporate debt securities, unlike MBSs, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

Subordinated Securities. The fund may also invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Collateralized Debt Obligations. The funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity

(“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

Municipal Obligations. The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States government will be considered by the subadviser to have the highest rating.

Illiquid Securities. The fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Other illiquid securities include interest rate swaps and ABSs that cannot be disposed of promptly within seven days and in the usual course of business without the fund’s receiving a reduced price.

Illiquid securities have historically included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities issued pursuant to Rule 144A under the 1933 Act are not deemed to be illiquid. The manager or the subadviser will monitor the liquidity of these restricted securities subject to the supervision of the manager or the subadviser and the board of trustees. In assessing the liquidity of a security, the manager or the subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Money Market Instruments. Money market instruments in which the fund may invest are limited to: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper; and repurchase agreements, as more fully described below. U.S. government securities in which the fund may invest include obligations issued or guaranteed by U.S. agencies and instrumentalities that are supported solely by the credit of the agency or instrumentality. At no time will the fund’s investments in bank obligations, including time deposits, exceed 25% of its assets.

The obligations of foreign banks or foreign branches of U.S. banks in which the fund will invest may be traded in or outside the United States, but will be denominated in U.S. dollars. Obligations of a foreign bank or foreign branch of a U.S. bank entail risks that include foreign economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Repurchase Agreements. The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by the subadviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The subadviser will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

In entering into a repurchase agreement, the fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York’s list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The fund will enter into a reverse repurchase agreement for these purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund may also use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund’s securities is considered to be disadvantageous.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

The fund will establish a segregated account in which the fund will maintain cash, U.S. government securities or other liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

Dollar Roll Transactions. To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the fund, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

When-Issued and Delayed Delivery Transactions. The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. The fund’s custodian will maintain in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund’s purchase commitments, pursuant to guidelines established by the trustees. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. In addition, purchasing when-issued or delayed delivery securities can involve the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. When the fund engages in when-issued or delayed delivery securities transactions, it will rely on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending Portfolio Securities. To generate income, the fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, are currently subject to a limitation whereby they may not exceed 33 1/3% of the value of the fund’s total assets. The fund will not lend securities to Legg Mason unless the fund has applied for and received specific authority to do so from the SEC. The fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the fund’s loans of securities will be maintained at all times in a segregated account in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a “finder.”

By lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever it loans securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

In lending securities to brokers, dealers and other financial organizations, the fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Borrowing. The fund may borrow from banks for temporary or emergency (not leveraging) purposes and enter into reverse repurchase agreements or dollar rolls in an aggregate amount equal to up to 33 1/3% of the value of its total assets (computed at the time the loan is made). The fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the fund’s asset coverage for borrowings falls below 300%, the fund will take prompt action to reduce its borrowings.

If the fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the fund’s shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs (including any interest paid on the money borrowed) to the fund, the net asset value of the fund’s shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as “leverage.”

Short Sales. The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The fund may make short sales “against the box” without complying with the limitations described below. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the fund does not own or have the right to acquire the security sold.

To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund’s assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Derivative Instruments—Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

Transactions Involving Eurodollar Instruments. The fund may from time to time purchase or sell Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter-Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described above.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Board.

Currently, the Funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of [August 31, 2007], of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

INVESTMENT POLICIES

The fund has adopted fundamental and non-fundamental investment policies for the protection of shareholders. Fundamental investment policies may not be changed without a vote of a majority of the outstanding voting shares of the fund, which, as defined under the 1940 Act, means the lesser of (a) 67% or more of the voting power present of a fund present at a meeting at which more than 50% of the voting power of the fund is present in person or represented by proxy or (b) more than 50% of the voting power of the fund. The Board may change the non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from changes in values or net assets will not result in a violation of the restriction.

Fundamental Investment Policies

The fund’s revised fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s beneficial interests to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers;

in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s beneficial interests with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding beneficial interests through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of the fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than the fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not permit the practice.

Non-fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

3. make investments for the purpose of exercising control or management.

4. invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

5. purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund’s officers or trustees or any officer or director of the manager or the subadviser individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Pursuant to the Management Agreement and the Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or its affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces their expenses as manager and subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund.

[For the fiscal year ended May 31, 2008, the fund did not direct any commissions on brokerage transactions to brokers because of research services provided.]

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

For the fiscal year ended May 31, 2006, the fund paid no brokerage commissions. For the fiscal years ended May 31, 2007 and 2008, the fund paid $31,205 and $        , respectively, in brokerage commissions. As of December 1, 2007, CGMI no longer serves as a distributor of the fund. No brokerage commissions were paid to CGMI by the fund during its last three fiscal years.

During the fiscal year ended May 31, 2008, the fund purchased securities issued by the following regular broker/dealers of the fund, which had the following values as of May 31, 2008:

Broker/Dealer	Type of Security	Amount ($000)

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended May 31, 2007 and 2008, the fund’s portfolio turnover rates were 49% and     %, respectively. These portfolio turnover rate calculations exclude mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and     % for the fiscal years ended May 31, 2007 and 2008.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I(1) shares. Class B shares may be purchased only by exchange of Class B shares of other Legg Mason Partners funds. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange Inc. (“NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of funds in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes the distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $500,000 or more will be made at NAV without any initial sales charge or contingent deferred sales charge.

Class B. Class B shares are purchased by exchange of Class B shares of another Legg Mason Partners fund without an initial sales charge, but Class B shares may subject to a contingent deferred sales charge payable upon redemption. See “Contingent Deferred Sales Charge Provisions.”

Classes C, FI, R and I shares. Class C, FI, R and I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000 (3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible.

This list may change from time to time. Investors should check with their Service Agents to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class B shares purchased by exchange of shares of another fund with a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these Class B shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

Class C shares of the fund are not subject to a contingent deferred sales charge, but if Class C shares of the fund are exchanged for Class C shares of a Legg Mason Partners equity or long-term fixed-income fund, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares of the fund, and that contingent deferred sales charge will be measured from the date of such exchange.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of May 31, 2008.

Class A (based on a net asset value of $ and a maximum initial sales charge of 2.25%)	$

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the net assets of the fund by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested at a price described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges. Class A and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge.

Class C Exchanges. Class C shares of the fund may be exchanged for Class C shares of other fund without a contingent deferred sales charge, except if Class C shares are exchanged for Class C shares of a Legg Mason equity or long-term fixed-income fund, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares of the fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

TAXES

[To be updated by amendment]

The following is a summary of certain material U.S. federal income tax (and, where noted, state, local and foreign tax) considerations affecting the fund and its shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund has elected to be treated, and intends to qualify each year, as a regulated investment company or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Fund investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

On May 31, 2008, the unused capital loss carryforwards for the fund were approximately $            . For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under Subchapter M of the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the fund invests (if any) or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The fund expects that none of the dividends paid by the fund will qualify (i) for the corporate dividends received deduction or (ii) as so-called “qualified dividend income” for purposes of taxation at long-term capital gains rates for individuals.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the fund from real estate investment trusts, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder trust to lose its tax-exempt status; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (5) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with an applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Foreign shareholders of the fund must treat a distribution attributable to the fund’s sale of a real estate investment trust or other U.S. real property holding company as real property gain if 50% or more of the value of the fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. After December 31, 2007, a distribution from the fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by the fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material U.S. federal income tax (and, where noted, state, local and foreign tax) consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

Organization of the Fund

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a Massachusetts business trust known as Legg Mason Partners Adjustable Rate Income Fund. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust (referred to herein as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

The fund sends to each of its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) receives a single prospectus annually. When the fund’s annual report is combined with the prospectus into a single document, the fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Service Agent or the fund’s transfer agent.

ADDITIONAL INFORMATION

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the Court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

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On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

***

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM, for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formally a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

***

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGMI for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records, during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGMI agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGMI is a distributor of the fund. The fund’s manager believes that this settlement will not have any effect on the fund. The manager has been informed by CGMI that the settlement will not effect the ability of CGMI to render services to the fund under its contract.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of May 31, 2008, Statement of Operations for the year ended May 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended May 31, 2008, Financial Highlights for each of the years in the five-year period ended May 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are [            ] into this Statement of Additional Information (Filed on                 , 2008; Accession Number                     ).

APPENDIX A

Western Asset Management Company Proxy Voting Policy

BACKGROUND

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

POLICY

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

APPENDIX B

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 14, 2007, and Amended and Restated Designation of Classes, effective as of November 13, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Diversified Strategic Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Inflation Management Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Investment Grade Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Diversified Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(e) (1) Distribution Agreement between Legg Mason Partners Adjustable Rate Income Fund, Inc. and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 to Legg Mason Partners Adjustable Rate Income Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on September 27, 2006.

(2) Distribution Agreement between Legg Mason Partners California Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to Legg Mason Partners California Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(3) Distribution Agreement between the Registrant and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 20, 2006.

(4) Distribution Agreement between Legg Mason Partners World Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.

(5) Distribution Agreement between Legg Mason Partners Investment Trust and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 to Legg Mason Partners Investment Trust’s Registration Statement on Form N-1A as filed with the SEC on March 30, 2006.

(6) Distribution Agreement between Legg Mason Partners Municipal Funds and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 54 to Legg Mason Partners Municipal Fund’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(7) Distribution Agreement between Legg Mason Partners Investment Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 113 to Legg Mason Partners Investment Funds Inc.’s Registration Statement on Form N-1A as filed with the SEC on January 31, 2006.

(8) Distribution Agreement between Legg Mason Partners Managed Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 44 to Legg Mason Partners Managed Municipal Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2006.

(9) Distribution Agreement between Legg Mason Partners Massachusetts Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 28 to Legg Mason Partners Massachusetts Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on January 27, 2006.

(10) Distribution Agreement between Legg Mason Partners New Jersey Municipals Fund, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 30 to Legg Mason Partners New Jersey Municipals Fund, Inc.’s Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(11) Distribution Agreement between Legg Mason Partners Oregon Municipals Fund and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to Legg Mason Partners Oregon Municipals Fund’s Registration Statement on Form N-1A as filed with the SEC on August 28, 2006.

(12) Distribution Agreement between Legg Mason Partners Trust II and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 66 to Legg Mason Partners Trust II’s Registration Statement on Form N-1A as filed with the SEC on February 27, 2006.

(13) Distribution Agreement between Legg Mason Partners Series Funds, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 42 to Legg Mason Partners Series Funds, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(14) Distribution Agreement between Western Asset Funds II, Inc. and LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 14 to Western Asset Funds II, Inc.’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(15) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 20, 2006 (“Post-Effective Amendment No. 75”).

(2) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(4) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2007 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2007 (“Post-Effective Amendment No. 92”).

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Inflation Management Fund dated November 1, 2007, to be filed by amendment.

(11) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(i)(1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108.

(6) Form of Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 8, 2008.

(7) Form of Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 30, 2008.

(8) Form of Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund is filed herewith.

(j) (1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 97.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason

Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, dated February 6, 2007, as amended, is incorporated herein by reference to Post-Effective Amendment No. 99.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA) as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM and WAML as of February 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM

Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, California 91101.

Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain	Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III	Director, WAML
President, Legg Mason
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company and Western Asset Management Company Limited

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributor:

(6)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 30th day of June, 2008.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Adjustable Rate Income Fund

By:	/s/ Thomas C. Mandia
Thomas C. Mandia Assistant Secretary

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities below on June 30, 2008.

SIGNATURE	TITLE

/s/ R. Jay Gerken*	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ Thomas C. Mandia
Thomas C. Mandia

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 12, 2008.

Exhibit Index

i(8)	Form of Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund